UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2023

The Goldman Sachs Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14965

Delaware	13-4019460
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

200 West Street, New York, N.Y.	10282
(Address of principal executive offices)	(Zip Code)

(212) 902-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered

Common stock, par value $.01 per share	GS	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series A	GS PrA	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series C	GS PrC	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series D	GS PrD	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of 5.50% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series J	GS PrJ	NYSE

Depositary Shares, Each Representing 1/1,000th Interest in a Share of 6.375% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series K	GS PrK	NYSE

5.793% Fixed-to-Floating Rate Normal Automatic Preferred Enhanced Capital Securities of Goldman Sachs Capital II	GS/43PE	NYSE

Floating Rate Normal Automatic Preferred Enhanced Capital Securities of Goldman Sachs Capital III	GS/43PF	NYSE

Medium-Term Notes, Series F, Callable Fixed and Floating Rate Notes due March 2031 of GS Finance Corp.	GS/31B	NYSE

Medium-Term Notes, Series F, Callable Fixed and Floating Rate Notes due May 2031 of GS Finance Corp.	GS/31X	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

Item 8.01 Other Events
SIGNATURE

Item 8.01 Other Events.

The Goldman Sachs Group, Inc. (together with its consolidated subsidiaries, the firm) has made certain changes to its business segments, consistent with its organizational changes, commencing with the fourth quarter of 2022.

Prior to the fourth quarter of 2022, the firm had four business segments: Investment Banking, Global Markets, Asset Management and Consumer & Wealth Management.

Beginning with the fourth quarter of 2022, the firm will report its results in the following three business segments: Global Banking & Markets, Asset & Wealth Management and Platform Solutions. The business segments and their revenue sources are presented below:

Structure

Prior results beginning with the firm’s 2020 fiscal year are presented on a comparable basis in the tables on pages 4 - 5.

The changes to the firm’s business segments have no effect on the firm’s historical total net revenues, total provision for credit losses, total operating expenses and total pre-tax earnings in the consolidated statements of earnings. Prior period segment results have been conformed to the new business segments.

The primary changes made were as follows:

•

Global Banking & Markets is a new segment that includes the results previously reported in Investment Banking and Global Markets, and additionally includes the results from equity and debt investments related to the firm’s global banking and markets activities, previously reported in Asset Management.

•

Asset & Wealth Management is a new segment that includes the results previously reported in Asset Management and Wealth Management (previously included in Consumer & Wealth Management), and additionally includes the results from the firm’s direct-to-consumer banking business, which includes lending, deposit-taking and investing, previously reported in Consumer & Wealth Management, as well as the results from middle-market lending related to the firm’s asset management activities, previously reported in Investment Banking.

•

Platform Solutions is a new segment that includes the results from the firm’s consumer platforms, such as partnerships offering credit cards and point-of-sale financing, previously reported in Consumer & Wealth Management, and the results from the firm’s transaction banking business, previously reported in Investment Banking.

The firm’s three business segments are as follows:

Global Banking & Markets, which is comprised of:

•	Investment banking fees, which includes:

•	Advisory, which includes strategic advisory assignments with respect to mergers and acquisitions, divestitures, corporate defense activities, restructurings and spin-offs.

•	Equity underwriting, which includes offerings of common stock, preferred stock, convertible securities and exchangeable securities.

•	Debt underwriting, which includes investment-grade and high-yield debt offerings, bank and bridge loans, and structuring of asset-backed securities.

•	Fixed Income, Currency and Commodities (FICC), which includes:

•	FICC intermediation, which includes client execution activities related to making markets in interest rate products, credit products, mortgages, currencies and commodities.

•

FICC financing, which includes providing financing to clients through warehouse loans (backed by mortgages, corporate loans and consumer loans), structured credit, asset-backed lending and repurchase agreements.

•	Equities, which includes:

•

Equities intermediation, which includes client execution activities related to making markets in equity products, as well as commissions and fees from executing and clearing institutional client transactions.

•	Equities financing, which includes prime brokerage and other equities financing activities, including securities lending, margin lending and swaps.

•	Other, which includes relationship lending and acquisition financing (and related hedges), and investing activities related to the firm’s global banking and markets activities.

Asset & Wealth Management, which is comprised of:

•

Activities related to managing client assets across traditional and alternative assets classes, as well as providing investing and wealth advisory solutions, providing financial planning and counseling services, and executing brokerage transactions for wealth management clients. These activities generate:

•	Management and other fees.

•	Incentive fees.

•	Private banking and lending, which includes lending and deposit-taking activities for the firm’s wealth management clients, including the direct-to-consumer banking business.

•

Equity investments, which includes investing activities related to the firm’s asset management activities, primarily related to public and private equity investments in corporate, real estate and infrastructure entities, as well as making investments through consolidated investment entities, substantially all of which are engaged in real estate investment activities.

•

Debt investments, which includes lending activities related to the firm’s asset management activities, including investing in corporate debt, lending to middle-market clients and providing financing for real estate and other assets.

Platform Solutions, which is comprised of:

•	Consumer platforms, which includes partnerships offering credit cards and point-of-sale financing.

•	Transaction banking and other, which includes cash management services, such as deposit-taking and payment solutions for corporate and institutional clients.

The Goldman Sachs Group, Inc. and Subsidiaries

Segment Operating Results (unaudited)

$ in millions

	THREE MONTHS ENDED

	SEPTEMBER 30, 2022	JUNE 30, 2022	MARCH 31, 2022	DECEMBER 31, 2021
GLOBAL BANKING & MARKETS
Advisory	$ 972	$ 1,197	$ 1,127	$ 1,631

Equity underwriting	244	145	276	1,023

Debt underwriting	328	457	741	947
Investment banking fees	1,544	1,799	2,144	3,601

FICC intermediation	2,896	2,921	4,099	1,313

FICC financing	721	721	631	555
FICC	3,617	3,642	4,730	1,868

Equities intermediation	1,608	1,767	2,178	1,343

Equities financing	1,124	1,177	1,061	837
Equities	2,732	2,944	3,239	2,180

Other	(329)	(43)	(51)	(59)
Net revenues	7,564	8,342	10,062	7,590
Provision for credit losses	63	208	191	(16)

Operating expenses	4,224	4,431	4,973	4,090
Pre-tax earnings	$ 3,277	$ 3,703	$ 4,898	$ 3,516

ASSET & WEALTH MANAGEMENT
Management and other fees	$ 2,255	$ 2,243	$ 2,035	$ 2,047

Incentive fees	56	185	79	235

Private banking and lending	675	538	492	426

Equity investments	721	(104)	(294)	1,447

Debt investments	326	317	291	705
Net revenues	4,033	3,179	2,603	4,860
Provision for credit losses	(13)	149	203	72

Operating expenses	2,955	2,823	2,409	2,876
Pre-tax earnings / (loss)	$ 1,091	$ 207	$ (9)	$ 1,912

PLATFORM SOLUTIONS
Consumer platforms	$ 290	$ 252	$ 201	$ 125

Transaction banking and other	88	91	67	64
Net revenues	378	343	268	189
Provision for credit losses	465	310	167	288

Operating expenses	525	399	334	304
Pre-tax earnings / (loss)	$ (612)	$ (366)	$ (233)	$ (403)

TOTAL
Net revenues	$ 11,975	$ 11,864	$ 12,933	$ 12,639
Provision for credit losses	515	667	561	344

Operating expenses	7,704	7,653	7,716	7,270
Pre-tax earnings	$ 3,756	$ 3,544	$ 4,656	$ 5,025

The Goldman Sachs Group, Inc. and Subsidiaries

Segment Operating Results (unaudited)

$ in millions

	NINE MONTHS ENDED	YEAR ENDED

	SEPTEMBER 30, 2022	DECEMBER 31, 2021	DECEMBER 31, 2020
GLOBAL BANKING & MARKETS
Advisory	$ 3,296	$ 5,654	$ 3,064

Equity underwriting	665	4,985	3,376

Debt underwriting	1,526	3,497	2,660
Investment banking fees	5,487	14,136	9,100

FICC intermediation	9,916	8,714	10,106

FICC financing	2,073	1,897	1,347
FICC	11,989	10,611	11,453

Equities intermediation	5,553	7,707	7,069

Equities financing	3,362	4,015	2,815
Equities	8,915	11,722	9,884

Other	(423)	265	32
Net revenues	25,968	36,734	30,469
Provision for credit losses	462	(171)	1,216

Operating expenses	13,628	19,542	18,884
Pre-tax earnings	$ 11,878	$ 17,363	$ 10,369

ASSET & WEALTH MANAGEMENT
Management and other fees	$ 6,533	$ 7,750	$ 6,750

Incentive fees	320	616	401

Private banking and lending	1,705	1,661	1,372

Equity investments	323	8,794	3,902

Debt investments	934	3,144	1,332
Net revenues	9,815	21,965	13,757
Provision for credit losses	339	(169)	1,395

Operating expenses	8,187	11,406	9,469
Pre-tax earnings	$ 1,289	$ 10,728	$ 2,893

PLATFORM SOLUTIONS
Consumer platforms	$ 743	$ 424	$ 188

Transaction banking and other	246	216	146
Net revenues	989	640	334
Provision for credit losses	942	697	487

Operating expenses	1,258	990	630
Pre-tax earnings / (loss)	$ (1,211)	$ (1,047)	$ (783)

TOTAL
Net revenues	$ 36,772	$ 59,339	$ 44,560
Provision for credit losses	1,743	357	3,098

Operating expenses	23,073	31,938	28,983
Pre-tax earnings	$ 11,956	$ 27,044	$ 12,479

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: January 12, 2023	By:	/s/ Denis P. Coleman III
Name: Denis P. Coleman III
Title: Chief Financial Officer